UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 6, 2006

                      Safety Components International, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                  000-23938                   33-0596831
(State or Other Jurisdiction  (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                   Identification Number)

               41 Stevens Street, Greenville, South Carolina 29605 (Address, Including Zip Code, of Principal Executive Offices)

                                 (864) 240-2600
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                         (Former Name or Former Address,
                          if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

      As of October 6, 2006, the Company and certain of its subsidiaries entered into an amendment to their credit facility with Wachovia Bank, National Association. The amendment (i) extends the term of the credit facility for two years, to October 8, 2008, (ii) provides for an increase in the amount of certain permitted intercompany indebtedness from $10,000,000 to $20,000,000 and
(iii) eliminates any prepayment penalty. The amendment to the credit facility is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Additional Information and Where to Find It

      The Company has filed a registration statement on Form S-4 (Commission File No. 333-137084), including a joint proxy statement/prospectus, with the Securities and Exchange Commission (the "SEC"). This current report on Form 8-K is not a proxy statement or a prospectus relating to the transactions contemplated in the Form S-4; however, the information in this Form 8-K supplements the information in the joint proxy statement/prospectus contained in the Form S-4. Investors are urged to read the registration statement including the joint proxy statement/prospectus (and all amendments and supplements to it). Investors may obtain free copies of the registration statement, including the joint proxy statement/prospectus as well as other filings containing information about the Company, without charge, at the SEC's web site (www.sec.gov). Copies of the Company's filings may also be obtained without charge from the Company at its web site (www.safetycomponents.com) or by directing a request to the Company at 41 Stevens Street, Greenville, South Carolina 29605, Attn: Treasurer, (864) 240-2600.

      The Company, its directors and executive officers and other members of management and its employees are potential participants in the solicitation of proxies by the Company's board of directors in respect of the Company's upcoming annual meeting of stockholders, which is described in more detail in the Company's joint proxy statement/prospectus included as part of the above-mentioned Form S-4. Information regarding the interests of such potential participants is included in the joint proxy statement/prospectus.

Item 9.01. Financial Statements and Exhibits.

10.1  Amendment  No. 6 to Loan and  Security  Agreement,  dated as of October 6,
      2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SAFETY COMPONENTS INTERNATIONAL, INC.


                               By:  /s/ William F. Nelli
                                    -------------------------------------------
                                    William F. Nelli, Controller and
                                    Principal Financial and Accounting Officer

Date: October 10, 2006

                                    Exhibits

10.1  Amendment  No. 6 to Loan and  Security  Agreement,  dated as of October 6,
      2006.